UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 14, 2020

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3355 Las Vegas Boulevard South
Las Vegas,	Nevada	89109
(Address of principal executive offices)		(Zip Code)
(702) 414-1000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
The stockholders of the Company voted on the three proposals listed below at the Company’s Annual Meeting of Stockholders held on May 14, 2020. The proposals are described in detail in the Definitive Proxy Statement.

Proposal 1 — Election of Directors

Votes regarding the election of Sheldon G. Adelson, Irwin Chafetz, Micheline Chau, Patrick Dumont, Charles D. Forman, Robert G. Goldstein, George Jamieson, Charles A. Koppelman, Lewis Kramer, David F. Levi and Xuan Yan to serve on the Board of Directors until the 2021 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Withheld	Broker Non-Votes
Sheldon G. Adelson	621,015,087	80,737,182	32,308,627
Irwin Chafetz	603,430,959	98,321,310	32,308,627
Micheline Chau	539,585,941	162,166,328	32,308,627
Patrick Dumont	589,639,325	112,112,944	32,308,627
Charles D. Forman	603,443,881	98,308,388	32,308,627
Robert G. Goldstein	602,275,596	99,476,673	32,308,627
George Jamieson	618,272,175	83,480,094	32,308,627
Charles A. Koppelman	526,360,770	175,391,499	32,308,627
Lewis Kramer	613,974,684	87,777,585	32,308,627
David F. Levi	531,660,356	170,091,913	32,308,627
Xuan Yan	699,867,777	1,884,492	32,308,627

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Votes to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

Votes For	Votes Against	Abstentions
732,878,957	517,046	664,893

Proposal 3 — An Advisory (Non-Binding) Vote on Executive Compensation

Votes to approve an advisory (non-binding) resolution on executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
468,366,829	232,615,469	769,971	32,308,627

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 15, 2020

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary